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                                                                 EXHIBIT 3.30(b)

                                    BYLAWS
                                      OF
                    TEXAS ONCOLOGY PHARMACY SERVICES, INC.

                                   ARTICLE 1
                                  DEFINITIONS

     When used in these Bylaws, the following terms shall have the respective meanings specified in this Article 1:

     "Act" means the Texas Business Corporation Act, as the same may be amended from time to time.

     "Articles of Incorporation" means the articles of incorporation of the Corporation filed with the Secretary of State of Texas, as amended from time to time.

     "Board of Directors" means those persons from time to time serving as directors of the Corporation.

     "Bylaws" means these bylaws, as amended from time to time.

     "Chairman of the Board" means the person elected to the office of chairman of the board to perform the duties described in Section 6.07 hereof, if such office is filled.

     "Chief Executive Officer" means the Chairman of the Board (if the office of chairman of the board is filled) or, in his absence or inability or refusal to act, the President.

     "Corporation" means Texas Oncology Pharmacy Services, Inc.

     "Director" means each person serving on the Board of Directors.

     "President" means the person elected to the office of president to perform the duties described in Section 6.08 hereof.

     "Secretary" means the person elected to the office of secretary to perform the duties described in Section 6.10 hereof.

     "Senior Officers" means the Chairman of the Board (if the office of chairman of the board is filled) and the President.

     "Shareholder" or "holder of shares" means the person in whose name shares of stock issued by the Corporation are registered at the relevant time in the share transfer records maintained by the Corporation.
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     "Treasurer" means the person elected to the office of treasurer to perform the duties described in Section 6.11 hereof, if such office is filled.

     "Vice President" means a person elected to the office of vice president to perform the duties described in Section 6.09 hereof, if such office is filled, and "Vice Presidents" means all the persons elected to the office of vice president to perform the duties described in Section 6.09 hereof, if such office is filled.

                                   ARTICLE 2
                                    OFFICES

     Section 2.01 Principal and Other Offices. The principal office of the
                  ---------------------------
Corporation shall be at such location, within or without the State of Texas, as the Board of Directors may from time to time designate. If no location is so designated, the Corporation's principal office shall be the same as its registered office. The Corporation may have such other offices, within or without the State of Texas, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

     Section 2.02 Registered Office and Agent. The Corporation shall have and
                  ---------------------------
continuously maintain in the State of Texas:

             (a) a registered office which may be, but need not be, the same as its principal place of business; and

             (b) a registered agent who has a business office identical to such registered office and who is an individual resident of the State of Texas, a Texas corporation, or a foreign corporation authorized to transact business in the State of Texas.

     Section 2.03 Initial Registered Office and Agent. The address of the
                  -----------------------------------
initial registered office and the name of the initial registered agent are as set forth in the Articles of Incorporation.

                                   ARTICLE 3
                                 SHAREHOLDERS

     Section 3.01 Annual Meetings. The annual meeting of the Shareholders shall
                  ---------------
be held during the forth month after the close of each fiscal year of the Corporation on such day and at such time as the notice of the meeting shall provide. At such meeting, the Shareholders shall elect the Directors to serve for the ensuing year, and transact any other business as may lawfully come before the meeting. In the event that such annual meeting is not held within such month, the Board of Directors shall prescribe the date and time for the annual meeting to be held as soon thereafter as practicable, and any business transacted or elections held at such meeting shall be valid as if transacted or held during such month.

     Section 3.02 Special Meetings. Special meetings of the Shareholders, for
                  ----------------
any purpose or purposes, unless otherwise prescribed by statute, may be called by a Senior Officer or by the

Board of Directors and shall be called by the President at the request of the holders of a Specified Percentage, defined below, of all the issued and outstanding shares of stock entitled to vote at the proposed meeting. "Specified Percentage" means either (i) the percentage of shares specified in the Articles of Incorporation for calling special meetings of the Shareholders or (ii) if no such percentage is specified in the Articles of Incorporation, ten percent (10%). Any person or persons entitled to call a special meeting of Shareholders may do so only by written request sent by registered or certified mail or delivered in person to a Senior Officer or the Secretary. The officer receiving the written request shall cause proper notice of the meeting to be promptly given in the manner hereinafter provided to all Shareholders entitled to vote at the meeting. Nothing contained in this Section 3.02 shall be construed as limiting, fixing, or affecting the time or date when a meeting of Shareholders called by action of the Board of Directors may be held.

     Section 3.03 Place of Meetings. Annual meetings of the Shareholders and
                  -----------------
special meetings of the Shareholders called by the Board of Directors shall be held at the principal office of the Corporation or at such place within or without the State of Texas as shall be designated by the Board of Directors in the notice of the meeting. Special meetings of the Shareholders which are called by persons other than the Board of Directors shall be held at the principal office of the Corporation or at such place, within or without the State of Texas, as is designated as the place for the holding of such meeting in a waiver of notice signed by all Shareholders entitled to vote at the meeting.

     Section 3.04 Notice of Meetings. Written or printed notice stating the
                  ------------------
place, day, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days (except as otherwise provided by law) nor more than sixty
(60) days before the date of the meeting, personally, by mail addressed to the Shareholder at his address as it appears on the share transfer records of the Corporation with postage thereon prepaid, or by telegram by or at the direction of a Senior Officer, the Secretary, or the officer or person calling the meeting, to each Shareholder entitled to vote at such meeting. Notice need not be given to a Shareholder if (i) notice of two consecutive annual meetings and all notices of any meetings held during the period between those annual meetings, or (ii) all (but in no event less than two) payments of distributions or interest on securities of the Corporation during a twelve--month period have been mailed by first--class mail to that Shareholder, addressed at that Shareholder's address as shown on the share transfer records of the Corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such Shareholder shall have the same force and effect as if the notice had been duly given and, if the action taken by the Corporation is reflected in any articles or document filed with the Secretary of State, those articles or that document may state that notice was duly given to all Shareholders to whom notice was required to be given. If such Shareholder delivers to the Corporation a written notice setting forth such Shareholder's then current address, the requirement that notice be given to that Shareholder shall be reinstated.

     Section 3.05 Closing of Share Transfer Records or Fixing of Record Date for
                  --------------------------------------------------------------
Matters Other Than Consents to Action. For the purpose of determining
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Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or entitled to receive a distribution by the Corporation (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of Shareholders for any other proper purpose (other than determining the Shareholders entitled to consent to action by the Shareholders proposed to be taken without a meeting of the Shareholders), the Board of Directors may provide that the share transfer records shall be closed for a stated period, but not to exceed, in any case, sixty (60) days. If the share transfer records shall be closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders, such records shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the share transfer records, the Board of Directors may fix in advance a date as the record date for any such determination of Shareholders, such date in any case to be not more than sixty (60) days and, in the case of a meeting of Shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of Shareholders is to be taken. If not otherwise stated in or fixed in accordance with these Bylaws, the record date for determining Shareholders entitled to call a special meeting is the date the first Shareholder signs the notice of that meeting. If the share transfer records are not closed and no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders, or Shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the Corporation of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of Shareholders has been made as provided in this Section 3.05, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the share transfer records and the stated period of closing has expired.

     Section 3.06 Fixing Record Dates For Consents to Action. Unless a record
                  ------------------------------------------
date shall have previously been fixed or determined pursuant to Section 3.05 of these Bylaws, whenever action by the Shareholders is proposed to be taken by consent in writing without a meeting of the Shareholders, the Board of Directors may fix a record date for the purpose of determining the Shareholders entitled to consent to that action, which record date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors and the prior action of the Board of Directors is not required by the Act, the record date for determining the Shareholders entitled to consent to action in writing without a meeting shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of the Shareholders are reported. Delivery shall be by hand or by certified or registered mail, return receipt requested. Delivery to the Corporation's principal place of business shall be addressed to the President or the principal executive officer of the Corporation. If no record date shall have been fixed by the Board of Directors and prior action of the Board of Directors is required by the Act, the record date for determining the Shareholders entitled to consent to action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts a resolution taking such prior action.

     Section 3.07  Voting Lists. At least ten (10) days before each meeting of
                   ------------
Shareholders, the officer or agent having charge of the share transfer records for shares of the Corporation shall make a complete list of the Shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any Shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder during the whole time of the meeting. The original share transfer records shall be prima facie evidence as to who are the Shareholders entitled to examine such list or share transfer records or to vote at any meeting of Shareholders.

     Section 3.08  Quorum. A quorum shall be present at a meeting of the
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Shareholders if the holders of a majority of the issued and outstanding shares of the Corporation entitled to vote are represented at the meeting in person or by proxy. Once a quorum is present at a meeting of the Shareholders, the Shareholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting of any Shareholder or the refusal of any Shareholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting. The Shareholders represented in person or by proxy at a meeting of the Shareholders at which a quorum is not present may adjourn the meeting until such time and to such place as may be determined by a vote of the holders of a majority of the shares represented in person or by proxy at the meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

     Section 3.09  Voting of Shares. Each outstanding share entitled to vote
                   ----------------
shall be entitled to one vote upon each matter submitted to a vote at a meeting of Shareholders, except to the extent that voting rights of the shares of any class or classes are limited or denied by the Articles of Incorporation. Any vote may be taken by voice or by show of hands unless someone entitled to vote objects, in which case written ballots shall be used.

     Section 3.10  Voting of Shares by Certain Holders.
                   -----------------------------------

             (a) Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

             (b) Shares held by an administrator, executor, guardian or conservator may be voted by him so long as such shares forming a part of an estate are in the possession and forming a part of the estate being served by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name as trustee.

             (c) Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

             (d) A Shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

             (e) Treasury shares, shares of its own stock owned by another corporation the majority of the voting stock of which is owned or controlled by the Corporation, and shares of its own stock held by the Corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

             (f) Shares standing in the name of more than one person may be voted by any of such persons unless the Corporation has been given written instructions to the contrary or unless any other of such persons also attempts to vote such shares.

     Section 3.11   Proxies. At all meetings of the Shareholders, a Shareholder
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may vote by proxy executed in writing by the Shareholder. A telegram, telex, cablegram, or similar transmission by a Shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing executed by a Shareholder, shall be treated as an execution in writing for purposes of this
Section 3.11. Such proxy shall be filed with the Secretary before or at the beginning of the meeting, and the chairman of the meeting, as designated by these Bylaws, shall determine the validity of any such proxy or shall appoint an inspector or inspectors to do so. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

     Section 3.12   Voting by Shareholders. Articles of Incorporation, the
                    ----------------------
affirmative vote of the holders of a majority of the shares entitled to vote on a matter and represented in person or by proxy at a meeting of the Shareholders at which a quorum is present shall be the act of the Shareholders.

     Section 3.13   Voting for Directors. Directors shall be elected by a
                    --------------------
plurality of the votes cast by the holders of shares entitled to vote in the election of Directors at a meeting of the Shareholders at which a quorum is present. No Shareholder shall have the right to cumulate his vote at any election for Directors.

     Section 3.14   Vote for Certain Matters. With respect to any matter for
                    ------------------------
which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the Act, the affirmative vote of the holders of a majority of the shares entitled to vote on such matter rather than the affirmative vote otherwise required by the Act, shall be the act of the Shareholders.

     Section 3.15   Conduct of Meetings. Meetings of the Shareholders shall be
                    -------------------
presided over by the Chief Executive Officer, or, in his absence, inability or refusal to act, by a chairman designated by the Board of Directors or designated by the President if the Board of Directors fails to designate a chairman in the absence of the President. The Secretary or, in his absence, inability, or refusal to act, an assistant secretary or, if no such officer is present, a person designated by the chairman of the meeting, shall act as secretary of the meeting. The chairman of the meeting shall appoint the inspectors, if any, of the election.

     Section 3.16   Order of Business. The order of business at all annual and
                    -----------------
special meetings of the Shareholders, so far as practicable, shall be as follows unless changed by the Board of Directors:

             (a)  Call to order.

             (b) Presentation of proof of due notice of the meeting (or waiver thereof).

             (c)  Roll call.

             (d)  Presentation and examination of all proxies.

             (e)  Announcement of a quorum.

             (f)  Appointment (if any) of inspectors of election.

             (g) Reading (or waiver thereof) and approval of the minutes of the previous meeting.

             (h)  Announcements.

             (i)  Reports of officers and committees.

             (j)  Unfinished business.

             (k)  Nomination of Directors.

             (l)  Election of Directors.

             (m)  Other new business.

             (n)  Adjournment.

                                   ARTICLE 4
                              BOARD OF DIRECTORS

     Section 4.01  General Powers. The powers of the Corporation shall be
                   --------------
exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors, subject to limitations imposed by law, the Articles of Incorporation, or these Bylaws as to action that requires authorization or approval by the Shareholders.

     Section 4.02  Number; Qualifications; Election; Term. The Board of
                   --------------------------------------
Directors shall consist of three (3) Directors until otherwise changed pursuant to these Bylaws. Directors need not be residents of any particular state or Shareholders. At each annual meeting of meeting of the Shareholders, the Shareholders shall elect Directors to hold office until the next annual meeting. Each Director shall hold office until his successor shall be duly elected and shall qualify or until his death, resignation or removal from office in the manner hereinafter provided.

     Section 4.03  Change in Number. The number of Directors may be increased or
                   ----------------
decreased from time to time by resolution of the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent Director. The election of a lesser number of Directors than the number last fixed by resolution of the Board of Directors shall be deemed to decrease automatically the number of Directors to the number elected. Any directorship to be filled by reason of an increase in the number of Directors may be filled at a meeting of the Board of Directors by the affirmative vote of the Board of Directors for a term of office continuing only until the next election of Directors by the Shareholders (provided that the Board of Directors may not fill more than two
(2) such directorships during the period between any two (2) successive annual meetings of Shareholders) or by the Shareholders at an annual or special meeting called for that purpose. Failure of the Shareholders and the Board of Directors to fill a vacancy or vacancies by the first meeting, special or annual, of the Shareholders after the occurrence of such vacancy or vacancies shall reduce automatically the number of Directors by the number of vacancies not filled.

     Section 4.04  Removal. At any meeting of Shareholders called expressly for
                   -------
that purpose, the entire Board of Directors, or any individual Director, may be removed from office, with or without cause and without notice or hearing, by the vote of the Shareholders holding a majority of the issued and outstanding shares entitled to vote at an election of Directors. In the event the entire Board of Directors or any one or more Directors are removed, new Directors may be elected at the same meeting of the Shareholders for the unexpired term of the Director or Directors so removed. Unless the Shareholders provide otherwise, failure to elect Directors to fill the unexpired term of the Director or Directors so removed shall be deemed to reduce automatically the number of directorships by the number of Directors so removed and for whom new Directors are not elected.

     Section 4.05  Resignation. Any Director may resign at any time by giving
                   -----------
written notice to the Board of Directors or to a Senior Officer or to the Secretary. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof and acceptance of the resignation shall not be necessary to make it effective.

     Section 4.06   Vacancies. Any vacancy occurring in the Board of Directors
                    ---------
may be filled at any subsequent meeting of the Board of Directors following the occurrence of the vacancy by the affirmative vote of a majority of the remaining Directors though less than a quorum, or by the Shareholders at an annual or special meeting of the Shareholders called for that purpose. A Director appointed or elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

     Section 4.07   Annual Meetings. The annual meeting of the Board of
                    ---------------
Directors shall be held at the same place as and immediately following the adjournment of the annual meeting of the Shareholders. No notice shall be required of the annual meeting. At such meeting, the Board of Directors shall elect the officers of the Corporation and may transact any other business as may lawfully come before the meeting.

     Section 4.08   Regular Meetings. The Board of Directors may provide by
                    ----------------
resolution the time and place for the holding of additional regular meetings without other notice than that provided by the adoption of such resolution.

     Section 4.09   Special Meetings. Special meetings of the Board of Directors
                    ----------------
may be called by or at the request of a Senior Officer or any two of the Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meetings of the Board of Directors called by them.

     Section 4.10   Place of Meetings. Meetings of the Board of Directors,
                    -----------------
annual, regular or special, may be held within or without the State of Texas.

     Section 4.11   Notice of Meetings. Annual and regular meetings of the Board
                    ------------------
of Directors may be held without notice as provided in these Bylaws. Notice of any special meeting of the Board of Directors shall be given no less than three
(3) days prior to the meeting by written notice delivered personally or mailed to each Director at his business or residence address, or by telegram. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except when a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     Section 4.12   Quorum. A majority of the number of Directors fixed in
                    ------
accordance with these Bylaws shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without notice, other than announcement at the meeting, until a quorum is present.

     Section 4.13   Manner of Acting. The act of the majority of the Directors
                    ----------------
present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by law or by the Articles of Incorporation or by these Bylaws. Any reference in these Bylaws to any action taken by the Board of Directors shall mean the act of the majority of the Directors present at a meeting at which a quorum is present unless otherwise expressly provided.

     Section 4.14   Order of Business. The suggested order of business at
                    -----------------
meetings of the Board of Directors shall be as follows:

            (a)  Call to order.

            (b) Presentation of proof of due notice of the meeting, if required by these Bylaws (or waiver thereof).

            (c)  Announcement of a quorum.

            (d) Reading (or waiver thereof) and approval of minutes of previous meeting.

            (e)  Announcements.

            (f)  Reports of officers.

            (g)  Reports of committees.

            (h)  Unfinished business.

            (i) New business (including, if applicable, election of officers and declaration of dividends).

            (j)  Adjournment.

     Section 4.15   Compensation. By resolution of the Board of Directors, each
                    ------------
Director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of executive, special or standing committees may, by resolution of the Board of Directors, be allowed compensation as set by the Board of Directors for attending committee meetings.

     Section 4.16   Presumption of Assent. A Director who is present at a
                    ---------------------
meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the

Secretary immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

     Section 4.17   Loans. The Board of Directors shall have the following power
                    -----
with respect to the lending of funds:

          (a)  Generally. To lend money in furtherance of any of the purposes of
               ---------
     the Corporation; to invest the funds of the Corporation from time to time; and to take and hold any property as security for the payment of funds so loaned or invested.

          (b)  Employees. To lend money to, and otherwise assist, its employees,
               ---------
     officers and Directors if such a loan or assistance may be expected to benefit, directly or indirectly, the Corporation.

     Section 4.18   Interested Directors, Officers and Security Holders. No
                    ---------------------------------------------------
contract or transaction between the Corporation and one or more of its Directors, officers, or security holders, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors, officers, or security holders are directors or officers or have a financial interest, shall be void or voidable solely for this reason, solely because the Director, officer, or security holder is present at or participates in the meeting of the Board of Directors, a committee thereof, or Shareholders which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

          (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum; or

          (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the Shareholders; or

          (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the Shareholders.

Interested Directors shall be counted in determining the presence of a quorum at a meeting of the Board of Directors, a committee thereof, or Shareholders which authorizes the contract or transaction.

                                   ARTICLE 5
                                  COMMITTEES

     Section 5.01   Committees. The Board of Directors, by resolution adopted by
                    ----------
a majority of the full Board of Directors, may designate from among its members one or more committees, each of which shall be comprised of one or more of its members, and may designate one or more of its members as alternate members of any committee, who may, subject to any limitations imposed by the Board of Directors, replace absent or disqualified members at any meeting of that committee. Any such committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation, except that no committee shall have the authority of the Board of Directors with respect to the following:

            (a)  amending the Articles of Incorporation;

            (b)  proposing a reduction of the stated capital of the Corporation;

            (c) approving a plan of merger or share exchange of the Corporation;

            (d) recommending to the Shareholders the sale, lease or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business;

            (e) recommending to the Shareholders a voluntary dissolution of the Corporation or the revocation thereof;

            (f) amending, altering, or repealing these Bylaws or adopting new bylaws of the Corporation;

            (g)  filling vacancies in the Board of Directors;

            (h) filling vacancies in or designating alternate members of any committee of the Board of Directors;

            (i) filling any directorship to be filled by reason of an increase in the number of Directors;

            (j) electing or removing officers or members or alternate members of any such committee;

            (k) fixing the compensation of any member or alternate member of such committee; or

            (l) altering or repealing any resolution of the Board of Directors which by its terms provides that it shall not be so amendable or repealable.

Unless the resolution designating a particular committee, the Articles of Incorporation or these Bylaws expressly so provide, no committee of the Board of Directors shall have the authority to authorize a distribution or to authorize the issuance of shares of the Corporation. The designation of a committee of the Board of Directors and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

     Section 5.02   Term of Office; Removal; Resignation. Each member of a
                    ------------------------------------
committee shall serve at the pleasure of the Board of Directors and may be removed, with or without cause and without notice or hearing, by the Board of Directors whenever in its judgment the best interest of the Corporation will be served thereby. Any member of a committee may resign at any time by giving written notice to the Board of Directors and such resignation shall take effect upon receipt thereof, unless otherwise specified therein, and acceptance of such resignation shall not be necessary to make it effective. In the event a committee member ceases to be a Director for any reason whatsoever, his membership on the committee shall immediately terminate.

     Section 5.03   Change in Number. The number of committee members may be
                    ----------------
increased or decreased from time to time by resolution adopted by a majority of the full Board of Directors.

     Section 5.04   Vacancies. Vacancies in the membership of any committee may
                    ---------
be filled by appointment of the Board of Directors in the manner provided for the original designation in Section 5.01.

     Section 5.05   Chairman. One member of each committee shall be appointed
                    --------
chairman of such committee by the Board of Directors.

     Section 5.06   Meetings. The time, place, and notice (if any) of committee
                    --------
meetings shall be determined by each committee.

     Section 5.07   Quorum. Unless otherwise provided in the resolution of the
                    ------
Board of Directors designating a committee, a majority of the full committee shall constitute a quorum, and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the committee. If a quorum is not present at a meeting of a committee, the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present.

     Section 5.08   Rules; Procedure. Each committee may adopt rules for its own
                    ----------------
government not inconsistent with the law, these Bylaws, or with rules adopted for such committee by the Board of Directors. Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

                                   ARTICLE 6
                                   OFFICERS

     Section 6.01   Number. The officers of the Corporation shall be a president
                    ------
and a secretary, each of whom shall be elected by the Board of Directors. The Board of Directors may elect or appoint, at its option, a chairman of the board, one or more vice presidents (the number thereof to be determined by the Board of Directors), a treasurer, and such other officers and assistant officers as may be deemed necessary. Any two (2) or more offices may be held by the same person.

     Section 6.02   Authority. All officers and agents of the Corporation shall
                    ---------
have full authority to perform such duties in the management of the Corporation as may be provided in these Bylaws, or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

     Section 6.03   Election and Term of Office. The officers shall be elected
                    ---------------------------
by the Board of Directors at the annual meeting of the Board of Directors. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as is convenient. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until his resignation or his removal from office in the manner hereinafter provided.

     Section 6.04   Removal. Any officer or agent elected or appointed by the
                    -------
Board of Directors may be removed, with or without cause and without notice or hearing, by the vote of the Board of Directors whenever in its judgment the best interest of the Corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not of itself create any contractual rights. Written notice of the removal of an officer or agent shall be delivered personally or by certified mail directly to such officer's or agent's last known address.

     Section 6.05   Resignation. Any officer may resign at any time by giving
                    -----------
oral or written notice to the Board of Directors or to a Senior Officer or to the Secretary. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof and acceptance of such resignation shall not be necessary to make it effective.

     Section 6.06   Vacancies. A vacancy in any office because of death,
                    ---------
resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

     Section 6.07   Chairman of the Board. The Chairman of the Board, if one is
                    ---------------------
elected by the Board of Directors, shall be the chief executive officer of the Corporation, shall preside at all meetings of the Shareholders and of the Board of Directors and at all meetings of committees for which no other chairman has been designated by the Board of Directors, shall have general control of the business and affairs of the Corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect, and shall perform such other duties and have such other authority and powers as the Board of Directors may from time to time prescribe.

     Section 6.08   President. Subject to such supervisory powers, if any, as
                    ---------
may be given by the Board of Directors to the Chairman of the Board, the President shall have general and active management and control of the business and affairs of the Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws. If no Chairman of the Board has been elected, the President shall be the chief executive officer. Within this authority and in the course of his duties, the President shall:

            (a) have all the powers and functions of the Chairman of the Board during his absence, disability, or refusal to act, or in the absence of the establishment of such an office by the Board of Directors;

            (b) sign all certificates of shares of the Corporation, in conjunction with the Secretary or assistant secretary, unless otherwise ordered by the Board of Directors;

            (c) have all the powers and functions of the Treasurer in the absence of the establishment of such an office by the Board of Directors;

            (d) when authorized by the Board of Directors or required by law, execute, in the name of the Corporation, deeds, conveyances, notices, leases, checks, drafts, bills of exchange, warrants, promissory notes, bonds, debentures, contracts, and other papers and instruments in writing and, unless the Board of Directors shall order otherwise by resolution, make such contracts as the ordinary conduct of the Corporation's business may require;

            (e) appoint and remove, employ and discharge, and prescribe the duties and fix the compensation of all agents, employees, and clerks of the Corporation other than the duly appointed officers, subject to the approval of the Board of Directors, and supervise, subject to the direction of the Board of Directors, all of the officers, agents, and employees of the Corporation; and

            (f) unless otherwise directed by the Board of Directors, attend all meetings of the shareholders of any corporation in which the Corporation holds stock, and act and vote on behalf of the Corporation at those meetings, either in person or by substitute appointed by the President.

     Section 6.09   Vice Presidents. In the absence of the President or in the
                    ---------------
event of his death, inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election), if one (or more) is elected by the Board of Directors, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or an assistant secretary, certificates for shares of the Corporation. Any

Vice President shall perform such other duties as from time to time may be assigned to him by a Senior Officer or by the Board of Directors.

     Section 6.10   Secretary.  The Secretary shall:
                    ---------

            (a) keep at the principal office of the Corporation, or such other place as the Board of Directors may order, the minutes of the meetings of the Shareholders, the Board of Directors, and the committees of the Corporation in one or more books provided for that purpose;

            (b) attest and keep at the principal office of the Corporation the original or a copy of these Bylaws as amended or otherwise altered to date;

            (c) keep the original or a copy of the Articles of Incorporation certified by the Secretary of State of Texas, with all amendments thereof to date in the minute book of the Corporation;

            (d) assure that all notices are duly given in accordance with the provisions of these Bylaws or as required by law;

            (e) be custodian of the corporate records and of the seal of the Corporation and assure that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized;

            (f) keep at the principal office of the Corporation a share register or duplicate share register showing the names of the Shareholders and their addresses (which shall be furnished to the Secretary by each Shareholder);

            (g) sign with the President, or a Vice President, certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors;

            (h) have general charge of the stock transfer books of the Corporation;

            (i)  perform any and all other duties described in these Bylaws;

            (j) be responsible for assuring compliance with applicable law regarding the preparation and furnishing of documentation concerning restrictions on transferability of the Corporation's shares;

            (k) assure that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and

            (l) in general perform all duties as from time to time may be assigned to him by a Senior Officer or by the Board of Directors.

     Section 6.11   Treasurer. The Treasurer, if one is elected by the Board of
                    ---------
Directors, shall:

            (a) have charge and custody of and be responsible for all funds and securities of the Corporation;

            (b) keep full and accurate accounts of receipts and disbursements in the corporate books;

            (c) deposit all money and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors;

            (d) disburse the funds of the Corporation as may be ordered or authorized by the Board of Directors and preserve proper vouchers for such disbursements;

            (e) render to the Senior Officers and the Board of Directors at the regular meetings of the Board of Directors, or whenever any one or more of the Senior Officers or the Board of Directors requires it, an account of all his transactions as Treasurer and of the financial condition of the Corporation;

            (f) render a full financial report at the annual meeting of the Shareholders, if so requested;

            (g) be furnished by all officers and agents, at his request, such reports and statements as he may require as to all financial transactions of the Corporation; and

            (h) in general, perform all of the duties as from time to time may be assigned to him by a Senior Officer or the Board of Directors.

If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

     Section 6.12   Assistant Secretaries. The assistant secretaries, when
                    ---------------------
authorized by the Board of Directors, may sign with the President or a Vice President certificates for shares of the Corporation, the issuance of which shall have been authorized by a resolution of the Board of Directors. The assistant secretaries, in general, shall perform such duties as shall be assigned to them by the Secretary or by a Senior Officer or by the Board of Directors.

     Section 6.13   Assistant Treasurers. The assistant treasurers shall, if
                    --------------------
required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine. The assistant treasurers, in general, shall perform such duties as shall be assigned to them by the Treasurer or by a Senior Officer or by the Board of Directors.

     Section 6.14   Compensation. The compensation of the officers shall be
                    ------------
fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary because he is also a Director.

     Section 6.15   Sureties and Bonds. The Board of Directors may require any
                    ------------------
officer or agent of the Corporation to execute in favor of the Corporation a bond, in such sum and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his duties to the Corporation and including responsibility for negligence and for the accounting for all property, funds or securities of the Corporation which may come into his hands.

                                   ARTICLE 7
                          INDEMNIFICATION; INSURANCE

     Section 7.01   Indemnification. The Corporation shall indemnify any person
                    ---------------
who is or was a Director, officer, employee, or agent of the Corporation and any person who serves or served at the Corporation's request as a director, officer, employee, agent, partner, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise to the fullest extent permitted by the Texas Business Corporation Act, as presently constituted and hereafter amended, but such indemnification shall not be deemed exclusive of any other rights to which any Director, officer, employee or agent may be entitled. Any indemnification of or advance of expenses to any such person shall be reported in writing to the Shareholders with or before the notice or waiver of notice of the next meeting of the Shareholders or with or before the next submission to the Shareholders of a consent to action without a meeting pursuant to Section
9.02 hereof, and, in any case, within the twelve (12) month period immediately following the date of indemnification or advance.

     Section 7.02   Insurance. The Corporation may purchase and maintain
                    ---------
insurance or another arrangement on behalf of any person who was or is a Director, officer, employee or agent of the Corporation or any person who serves or served at the Corporation's request as a director, officer, employee, agent, partner, or trustee of another corporation or of a partnership, joint venture, trust, or other enterprise as permitted by the Texas Business Corporation Act, as presently constituted and hereafter amended.

                                   ARTICLE 8
                        ISSUANCE AND TRANSFER OF SHARES

     Section 8.01   Certificates for Shares. Certificates in the form determined
                    -----------------------
by the Board of Directors shall be delivered representing all shares to which Shareholders are entitled. Certificates shall be consecutively numbered and shall be entered in the books of the Corporation as issued. Each certificate shall state on its face the holder's name, the number and class of shares, the par value of shares or a statement that such shares are without par value, and such other matters as may be required by law. It shall be signed by the President or a Vice President and the Secretary or an assistant secretary and may be sealed with the seal of the Corporation or a facsimile of such signatures or seal.

     Section 8.02   Issuance. Shares (both treasury and authorized but unissued)
                    --------
may be issued for such consideration (not less than par value) and to such persons as the Board of Directors may determine from time to time. Shares may not be issued until the full amount of the consideration, fixed as provided by law, has been paid.

     Section 8.03   Payment for Shares.
                    ------------------

            (a) The consideration for the issuance of shares shall consist of money paid, labor done (including services actually performed for the Corporation) or property (tangible or intangible) actually received. Neither promissory notes nor the promise of future services shall constitute payment or part payment for shares.

            (b) In the absence of fraud in the transaction, the judgment of the Board of Directors as to the value of consideration received shall be conclusive.

            (c) When consideration, fixed as provided by law, has been paid, the shares shall be deemed to have been issued and shall be considered fully paid and non--assessable.

            (d) The consideration received for shares shall be allocated by the Board of Directors, in accordance with law, between stated capital and capital surplus accounts.

     Section 8.04   Transfer of Shares. Upon surrender to the Corporation or the
                    ------------------
transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto and to cancel the old certificate. Each such transfer shall be entered on the transfer book of the Corporation which shall be kept at its principal office. Upon the closing of the stock transfer books or the fixing of the record date, no transfer shall be made until after the purpose for which the stock transfer books were closed or the record date fixed has been realized.

     Section 8.05   Registered Shareholders. Except as otherwise provided in the
                    -----------------------
Act, the Corporation may regard the person in whose name the shares issued by the Corporation are registered in the share transfer records of the Corporation at any particular time (including, without limitation, as of a record date fixed pursuant to Section 3.05 or Section 3.06 hereof) as the owner of those shares at that time for purposes of voting those shares, receiving distributions thereon or notices in respect thereof, transferring those shares, exercising rights of dissent with respect to those shares, exercising or waiving any preemptive right with respect to those shares, entering into any shareholder agreements or voting trusts or voting agreements with respect to those shares; and neither the Corporation nor any of its officers, Directors, employees, or agents shall be liable for regarding that person as the owner of those shares at that time for those purposes, regardless of whether that person does not possess a certificate for those shares.

     Section 8.06   Lost, Stolen or Destroyed Certificates. The Corporation
                    --------------------------------------
shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate :

            (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken;

            (b) requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

            (c) if required by the Corporation, gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction or theft of the certificate; and

            (d) satisfies any other reasonable requirements imposed by the Corporation.

When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he has notice of such loss, destruction or taking, and the Corporation registers a transfer of shares represented by the certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or for a new certificate.

     Section 8.07   Registration of Transfer. The Corporation shall register the
                    ------------------------
transfer of a certificate for shares presented to it for transfer if:

            (a) the certificate is properly endorsed by the registered owner or his duly authorized attorney in fact;

            (b) the signature of such person has been guaranteed by a national banking association or member of the New York Stock Exchange (unless such guarantee is waived in writing by the Corporation) , and reasonable assurance is given that such endorsements are effective;

            (c) the Corporation has no notice of an adverse claim or has discharged any duty to inquire into such a claim; and

            (d) there has been compliance with any applicable law relating to the collection of taxes.

     Section 8.08   Preemptive Rights. No Shareholder or other person shall have
                    -----------------
any preemptive right whatsoever.

     Section 8.09   Restrictive Legends. Any restriction on preemptive rights of
                    -------------------
the Shareholders and any restrictions on the transfer, or registration of transfer, of shares of stock of the Corporation shall be set forth or referred to on each certificate representing shares so restricted in the manner hereinafter set forth. Each certificate representing shares so restricted shall:

            (a) conspicuously set forth a full or summary statement of the restriction on the face of the certificate; or

            (b) set forth such statement on the back of the certificate and conspicuously refer to the same on the front of the certificate; or

            (c) conspicuously state on the face or back of the certificate that such restriction exists pursuant to a specified document and either:

                    (1) that the Corporation will furnish to the recordholder of the certificate a copy of the specified document without charge upon written request to the Secretary at the Corporation's principal office; or

                    (2) if such document is one required or permitted to be and has been filed under the Texas Business Corporation Act, as presently constituted and hereafter amended, that such specified document is on file in the office of the Secretary of State of Texas and contains a full statement of such restriction.

                                   ARTICLE 9
                     TELEPHONE PARTICIPATION IN MEETINGS;
                           ACTIONS WITHOUT A MEETING

     Section 9.01   Telephone Participation in Meetings. The Shareholders, the
                    -----------------------------------
Directors, or the members of any committee designated by the Board of Directors, may participate in and hold a meeting of such Shareholders, Board of Directors or committee by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear and speak with each other, and participation in a meeting pursuant to this Section 9.01 shall constitute presence in person at such meeting, except when a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. A meeting held under this Section 9.01 is subject to the same notice and other requirements to which any other meeting of the Shareholders, the Board of Directors, or a committee, as the case may be, is subject.

     Section 9.02   Action by Directors Without a Meeting. Any action required
                    -------------------------------------
by law or these Bylaws to be taken at a meeting of the Board of Directors or any committee of the Board of Directors, or any action which may be taken at a meeting of the Board of Directors or a committee of the Board of Directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall have been signed by all of the Directors or the members of the committee, as the case may be. Any such consent shall have the same force and effect as a unanimous vote at a meeting. The consent may be in more than one counterpart so long as each Director or member of the committee, as the case may be, signs a counterpart of the consent.

     Section 9.03   Action by Shareholders Without a Meeting. Any action
                    ----------------------------------------
required by the Act or these Bylaws to be taken at a meeting of the Shareholders, or any action which may be taken at any meeting of the Shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. Every written consent shall bear the date of signature of each Shareholder who signs the consent. No written consent shall be effective to take the action that is the subject of the consent, unless, within sixty (60) days after the date of the earliest dated consent delivered to the Corporation a consent or consent signed by the holder or holders of shares not having less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered by hand or certified registered mail, return receipt requested, to the Corporation, by delivery to its registered office, its principal place of business (addressed to the President or principal executive officer of the Corporation) or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of the Shareholders are recorded. A telegram, telex, cablegram, or similar transmission by a Shareholder, or a photographic, photostatic, facsimile, or similar reproduction of a writing signed by a Shareholder shall be regarded as signed by a Shareholder for purposes of this Section 9.03. Prompt notice of the taking of any action by the Shareholders without a meeting by less than unanimous written consent shall be given to those Shareholders who did not consent in writing to the action.

                                  ARTICLE 10
                               CORPORATE RECORDS

     Section 10.01  Minute Book. The Corporation shall keep at the principal
                    -----------
office, or such other place as the Board of Directors may order, a minute book containing:

            (a)  the Articles of Incorporation;

            (b)  the Bylaws;

            (c) any statements of change of address of registered office or registered agent;

            (d) all of the minutes of all meetings of the Shareholders, the Board of Directors, and the committees of the Board of Directors; and

            (e) all of the signed consents of the Shareholders, the Board of Directors, and the committees of the Board of Directors.

All minutes and consents shall be placed in such minute book, or, if a number of counterparts of any such consents are signed by the Directors, the Shareholders, or the members of the committee, as the case may be, one full copy of the consents and the signature pages for the other counterparts shall be placed in the minute book. All references in these Bylaws to meetings of the Board of Directors, the Shareholders, or the committees of the Corporation shall also refer to actions taken by consent, and all references in these Bylaws to minutes of meetings shall also refer to signed, written consents.

     Section 10.02  Books of Account. The Corporation shall keep correct and
                    ----------------
complete books and records of account of its properties and business transactions, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus, and shares.

     Section 10.03  Share Transfer Records. The Corporation shall keep at its
                    ----------------------
registered office or principal place of business, or at the office of its transfer agent or registrar, a record of the original issuance of shares issued by the Corporation and a record of each transfer of those shares that have been presented to the Corporation for registration of transfer. Such records shall contain the names and addresses of all past and current Shareholders of the Corporation, the number and classes of shares issued by the Corporation held by each of them, the number and date of certificates issued for shares, and the number and date of cancellation of every certificate surrendered for cancellation.

     Section 10.04  Form of Records. Any books, records, minutes and share
                    ---------------
transfer records of the Corporation may be in written form or may be kept in any other form capable of being converted or reproduced into clearly legible written form within a reasonable time, including without limitation on an information storage device such as electronic data processing equipment.

                                  ARTICLE 11
                              GENERAL PROVISIONS

     Section 11.01  Fiscal Year. The fiscal year of the Corporation shall be
                    -----------
established by resolution of the Board of Directors and may be changed by resolution of the Board of Directors.

     Section 11.02  Checks, Drafts, etc. All checks, drafts or other orders for
                    -------------------
the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolutions of the Board of Directors, which resolutions may be adopted on forms prescribed and/or provided by depositories.

     Section 11.03  Distributions and Share Dividends. The Board of Directors
                    ---------------------------------
may from time to time authorize, and the Corporation may make or pay, distributions or share dividends in such amounts and in a manner and upon terms and conditions consonant with applicable law and the Articles of Incorporation.

     Section 11.04  Amendment of Bylaws. These Bylaws may be altered, amended or
                    -------------------
repealed and new bylaws adopted by the Board of Directors at any meeting of the Board of Directors at which a quorum is present, by the affirmative vote of the Board of Directors. These

Bylaws may also be altered, amended, or repealed and new bylaws adopted by the Shareholders at any meeting of the Shareholders at which a quorum is present or represented by the affirmative vote of the holders of a majority of the shares present or represented at the meeting and entitled to vote thereat.

     Section 11.05  Seal. The Board of Directors shall, by appropriate
                    ----
resolution, designate a corporate seal which shall be circular in form and have inscribed thereon the name of the Corporation and either the state of incorporation or the city of its principal office.

     Section 11.06  Notices; Waiver of Notices. Notices delivered personally
                    --------------------------
shall be deemed to be delivered upon actual receipt. Mailed notices shall be deemed to be delivered when deposited in the United States mail, with postage thereon prepaid. Notices given by telegram shall be deemed to be delivered when the telegram is delivered to the telegraph company. Whenever any notice is required to be given to any Shareholder or Director, a waiver thereof in writing signed by the Shareholder or the Director entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice to such Shareholder or Director.

     Section 11.07  Construction. Whenever the context so requires, the
                    ------------
masculine shall include the feminine and neuter, and the singular shall include the plural, and conversely. If any portion of these Bylaws shall be invalid or inoperative, then, so far as reasonable and possible (a) the remainder of these Bylaws shall be considered valid and operative, and (b) effect shall be given to the intent manifested by the portion held invalid or inoperative.

     Section 11.08  Table of Contents; Headings. The table of contents and
                    ---------------------------
headings are for organization, convenience and clarity. In interpreting these Bylaws, they shall be subordinated in importance to the other written material.